UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 25, 2003
                                                --------------------------------


                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                         333-104046                           13-3939229
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                          10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Structural Term Sheets and Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the PSA)) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley ABS Capital I Inc. Trust 2003-NC5, Mortgage Pass-Through Certificates, Series 2003-NC5 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets, Structural Term Sheets and Computational Materials by reference in the Registration Statement.

            The Collateral Term Sheets, Structural Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets, Structural Term Sheets and Computational Materials.

            Any statement or information contained in the Collateral Term Sheets, Structural Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

            On April 28, 2003, the attached Collateral Term Sheets, Structural Term Sheets and Computational Materials were filed with the Commission in error as Exhibits 99.1, 99.2 and 99.3 to the Current Report on Form 8-K of Morgan Stanley Capital I Inc. (Commission File Number 333-83986).

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1) Structural Term Sheets and Computational Materials prepared by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Morgan Stanley ABS Capital I
                                                Inc. Trust 2003-NC5, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC5.

            (99.2)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Morgan Stanley ABS Capital I
                                                Inc. Trust 2003-NC5, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC5.

            (99.3)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Morgan Stanley ABS Capital I
                                                Inc. Trust 2003-NC5, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I INC.



Date:  May 22, 2003
                                      By:    /s/ Steven Shapiro
                                          ------------------------------------
                                          Name:  Steven Shapiro
                                          Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99.1)                  Structural Term Sheets and                    (E)
                        Computational Materials
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC5, Mortgage Pass-Through
                        Certificates, Series 2003-NC5.

(99.2)                  Collateral Term Sheets                        (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC5, Mortgage Pass-Through
                        Certificates, Series 2003-NC5.

(99.3)                  Collateral Term Sheets                        (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC5, Mortgage Pass-Through
                        Certificates, Series 2003-NC5.